SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2004

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane Murrysville, Pennsylvania		15668-8525
(Address of Principal Executive Offices)		(Zip Code)

724-387-5200

(Registrant’s telephone number, including area code)

Item 9. REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On January 16, 2004, Respironics, Inc. issued a press release announcing that it has signed a Purchasing Agreement Amendment with Apria Healthcare Group Inc. to extend the Company’s relationship through December 31, 2004. In that press release, Respironics, Inc. also reported that it will not be changing its financial outlook or guidance for fiscal year 2004 and fiscal year 2005. A copy of the press release is attached hereto as Exhibit 99.

Exhibits
99	Press release, dated January 16, 2004, issued by Respironics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

By:	/s/ Daniel J. Bevevino
Daniel J. Bevevino
Vice President, and Chief Financial and Principal Accounting Officer

Dated: January 16, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release, dated January 16, 2004, issued by Respironics, Inc.

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